SUPPLEMENT DATED SEPTEMBER 18, 2009
TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED MAY 1, 2009
(as supplemented on May 4, 2009, May 21, 2009, and June 19, 2009)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

Risk/Return Summary

LargeCap Blend Account II

On or about October 1, 2009, ClearBridge Advisors, LLC will become an additional sub-advisor to the LargeCap Blend Account II. At that time, replace the language in the Main Strategies and Risks section with the following: The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of the most recent calendar year end, this range was between approximately $0.5 billion and $406.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. The market capitalization of companies in the Account’s portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase equity securities of a company it owns if the company’s market capitalization falls outside of the index range.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. T. Rowe seeks to take full advantage of the analysts’ focused expertise in their industries. Its stock selection process will result in the purchase of both growth and value stocks.

ClearBridge seeks to construct an investment portfolio with a weighted average market capitalization similar to the S&P 500 Index. ClearBridge uses fundamental analysis to identify companies it views as high quality and to determine whether it believes the companies’ equity securities are relatively over- or under-valued. ClearBridge favors companies with above-average growth in dividend yields.

Principal invests between 10% and 40% of the Account's assets in common stocks in an attempt to match or exceed the performance of the Account's benchmark index for performance. The Account's benchmark index for performance is identified in the average annual total returns table. Principal’s strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Account's benchmark index for performance. Through the structured equity strategy, Principal expects the Account to achieve returns in excess of those of the Account's benchmark index for performance with lower risk and improved predictability of returns for the entire Account compared to the Account's benchmark index for performance.

Among the principal risks (as defined in Appendix A) of investing in the Account are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Management Risk
• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Value Stock Risk

T. Rowe Price became Sub-Advisor to the Account effective March 9, 2004. ClearBridge will become an additional Sub-Advisor on or about October 1, 2009. MANAGEMENT OF THE FUND The Sub-Advisors

ClearBridge Advisors, LLC (“ClearBridge”)

On or about October 1, 2009, ClearBridge will become an additional sub-advisor to the LargeCap Blend Account II. At that time, add the following information to the Prospectus:

Sub-Advisor:	ClearBridge Advisors, LLC, 620 8th Avenue, New York, NY 10018 is registered as an investment adviser under the Advisers Act. ClearBridge Advisors LLC is a wholly-owned subsidiary of Legg Mason, Inc.

The day-to-day portfolio management is shared by two Portfolio Managers. The Portfolio Managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Account	Day-to-Day Account Management	Since
LargeCap Blend II	Scott Glasser	2009
	Michael Kagan	2009

Scott Glasser. Mr. Glasser is a Senior Portfolio Manager and a Managing Director of ClearBridge. He is also a member of the ClearBridge Management Committee. He joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Glasser was a Managing Director of Citigroup Global Markets, Inc. and served as a Portfolio Manager at Smith Barney Asset Management. He earned a BA from Middlebury College and an MBA from Pennsylvania State University.

Michael Kagan. Mr. Kagan is a Senior Portfolio Manager and a Managing Director of ClearBridge. He is also a member of the ClearBridge Management Committee and the ClearBridge Brokerage Committee. He joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Kagan was a Managing Director of Citigroup Global Markets, Inc. and served as a Portfolio Manager at Salomon Brothers Asset Management. Mr. Kagan earned a BA from Harvard College and attended the Massachusetts Institute of Technology Sloan School of Management.

Edge Asset Management, Inc.

Add the following to the biographical information for Craig V. Sosey: Mr. Sosey has informed Edge that he will not continue his employment beyond December 31, 2009. Edge expects that Mr. Sosey will continue as portfolio manager for the Mortgage Securities Account and the Short-Term Income Account through December 31, 2009.